UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2019

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina		27101
(Address of principal executive offices)		(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	BBT	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series D Non-Cumulative Perpetual Preferred Stock	BBT PrD	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	BBT PrE	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock	BBT PrF	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock	BBT PrG	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	BBT PrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On June 14, 2019, BB&T Corporation, a North Carolina corporation (“BB&T”), and SunTrust Banks, Inc., a Georgia corporation (“SunTrust”), entered into the First Amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of February 7, 2019, by and between BB&T and SunTrust (the “Merger Agreement”).

The Amendment provides for certain adjustments to the treatment of SunTrust preferred stock in the Merger (as defined in the Merger Agreement) and includes corresponding changes to account for the entitlement of the holders of SunTrust preferred stock to vote on the Merger together as a single class with the holders of the SunTrust common stock.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by BB&T with the U.S. Securities and Exchange Commission on February 13, 2019, remains in full force and effect as originally executed on February 7, 2019.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	First Amendment to Agreement and Plan of Merger by and between SunTrust Banks, Inc. and BB&T Corporation, dated as of June 14, 2019.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of BB&T and SunTrust. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BB&T’s and SunTrust’s current expectations and assumptions regarding BB&T’s and SunTrust’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect BB&T’s or SunTrust’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BB&T and SunTrust, the outcome of any legal proceedings that may be instituted against BB&T or SunTrust, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BB&T and SunTrust do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of BB&T and SunTrust successfully, and the dilution caused by BB&T’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of BB&T and SunTrust disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BB&T, SunTrust and factors which could affect the forward-looking statements contained herein can be found in BB&T’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the Securities and Exchange Commission (“SEC”), and in SunTrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger with SunTrust, BB&T has filed with the SEC a registration statement on Form S-4 to register the shares of BB&T’s capital stock to be issued in connection with the merger. The registration statement includes a joint proxy statement/prospectus which will be sent to the shareholders of BB&T and SunTrust seeking their approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, SUNTRUST, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from BB&T at its website, www.bbt.com, or from SunTrust at its website, www.suntrust.com. Documents filed with the SEC by BB&T will be available free of charge by accessing BB&T’s website at http://bbt.com/ under the tab “About BB&T” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to BB&T Corporation, 200 West Second Street, Winston-Salem, North Carolina 27101, (336) 733-3065, and documents filed with the SEC by SunTrust will be available free of charge by accessing SunTrust’s website at http://suntrust.com/ under the tab “Investor Relations,” and then under the heading “Financial Information” or, alternatively, by directing a request by telephone or mail to SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, Georgia 30308, (877) 930-8971.

Participants in the Solicitation

BB&T, SunTrust and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BB&T and SunTrust in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction and will be included in other relevant materials to be filed with the SEC when they become available. Additional information about BB&T, and its directors and executive officers, may be found in the definitive proxy statement of BB&T relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 19, 2019, and other documents filed by BB&T with the SEC. Additional information about SunTrust, and its directors and executive officers, may be found in the definitive proxy statement of SunTrust relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 8, 2019, and other documents filed by SunTrust with the SEC. These documents can be obtained free of charge from the sources described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/ Daryl N. Bible
Name:	Daryl N. Bible
Title:	Senior Executive Vice President and Chief Financial Officer

Date: June 14, 2019

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